SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

                                 May 19, 1994
               Date of Report (Date of earliest event reported)

                         INTERNATIONAL PAPER COMPANY
            (Exact name of Registrant as specified in its charter)

            New York               1-3157             13-0872805
           (State of             Commission          (IRS Employer
          Incorporation)            File             Identification
                                                        Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of principal executive offices)

                                 914-397-1500
                         (Registrant's telephone No.)



          ITEM I.   CHANGES IN CONTROL OF REGISTRANT

                    N/A

          ITEM II.  ACQUISITION OR DISPOSITION OF ASSETS

                    N/A

          ITEM III. BANKRUPTCY OR RECEIVERSHIP

                    N/A

          ITEM IV.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    N/A

          ITEM V.   OTHER EVENTS

                    On May 19, 1994, International Paper Company
                    (the "Company") entered into an Underwriting
                    Agreement with Kidder, Peabody & Co.
                    Incorporated and CS First Boston Corporation in connection with the proposed issuance and sale of $150,000,000 aggregate principal amount of the Company's 71/2% Notes due 2004.

          ITEM VI.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                    N/A

          ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

                    (a)  Financial Statements:

                    N/A

                    (b)  Pro Forma Financial Information:

                    N/A

                    (c)  Exhibits:

                         1(a) Underwriting Agreement dated May 19,
                              1994 among the Company, Kidder,
                              Peabody & Co. Incorporated and CS
                              First Boston Corporation.

                         1(b) International Paper Company
                              Underwriting Agreement Standard
                              Provisions (Debt) dated as of May 19,
                              1994.

                         1(c) International Paper Company
                              Underwriting Agreement Standard
                              Provisions (Preferred Stock) dated as
                              of May 19, 1994.

                         1(d) International Paper Company
                              Underwriting Agreement Standard
                              Provisions (Common Stock) dated as of
                              May 19, 1994.

                         4(a) Indenture relating to Senior Debt
                              Securities, dated as of April 1,
                              1994, between the Company and The
                              Chase Manhattan Bank, N.A., as
                              trustee.

                         4(b) Indenture relating to Subordinated
                              Debt Securities, dated as of April 1,
                              1994, between the Company and The
                              Chase Manhattan Bank, N.A., as
                              trustee.

                         4(c) Form of Note.

                         12   Statement re: Calculation of Ratio of
                              Earnings to Fixed Charges.

          ITEM VIII.     CHANGES IN FISCAL YEAR

                    N/A


                                  Signatures

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERNATIONAL PAPER COMPANY
                                        (Registrant)

          Date:  May 23, 1994           /s/SYVERT E. NERHEIM
                 Purchase, NY             Syvert E. Nerheim
                                          Assistant Secretary


                                EXHIBIT INDEX



               1(a) Underwriting Agreement dated May 19, 1994 among the
                    Company, Kidder, Peabody & Co. Incorporated and CS First Boston Corporation.

               1(b) International Paper Company Underwriting Agreement
                    Standard Provisions (Debt) dated as of May 19,
                    1994.

               1(c) International Paper Company Underwriting Agreement
                    Standard Provisions (Preferred Stock) dated as of May 19, 1994.

               1(d) International Paper Company Underwriting Agreement
                    Standard Provisions (Common Stock) dated as of May
                    19, 1994.

               4(a) Indenture relating to Senior Debt Securities, dated
                    as of April 1, 1994, between the Company and The Chase Manhattan Bank, N.A., as trustee.

               4(b) Indenture relating to Subordinated Debt Securities,
                    dated as of April 1, 1994, between the Company and The Chase Manhattan Bank, N.A., as trustee.

               4(c) Form of Note.

               12   Statement re: Calculation of Ratio of Earnings to
                    Fixed Charges.


          INTERNATIONAL PAPER

          SYVERT E. NERHEIM                     TWO MANHATTANVILLE ROAD
          ASSISTANT SECRETARY                   PURCHASE NY  10577 2196
            & MANAGER                                PHONE 914-397-1578
          INVESTOR & U.S. SUBSIDIARY                   FAX 914-397-1909
            SERVICES